                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. _ )


Check the appropriate box:

    /X/ Preliminary Information Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule
        14c-5(d)(2))
    / / Definitive Information Statement

                               FAMOUS FIXINS, INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required.
    / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4)  Proposed maximum aggregate value of transaction:



/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:


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                               FAMOUS FIXINS, INC.
                              1325 Howard Ave. #422
                          Burlingame, California 94010

                    NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

                                  March 21, 2003

To Shareholders of Famous Fixins, Inc.:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders, dated March 10, 2003, in lieu of a special meeting of the shareholders. The following actions will be effective on or about April 10, 2003:

     1. amendment of our certificate of incorporation to change the Company name from Famous Fixins, Inc. to Warning Model Management, Inc., and concurrently to change the Company's OTCBB trading symbol.

     2. amendment of our Certificate of Incorporation to increase the authorized number of shares of our common stock from 200,000,000 to 800,000,000.

     3. the ratification of the appointment of Pohl, McNabola & Berg, LLP as our independent accountants for the current fiscal year.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.


                                         By Order of the Board of Directors,

                                         /s/ Michael Rudolph
                                             ---------------
                                             Michael Rudolph, Chief Executive
                                             Officer and Director.

                               FAMOUS FIXINS, INC.
                              1325 Howard Ave. #422
                          Burlingame, California 94010

                              INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


This Information Statement is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by Famous Fixins, Inc., a New York corporation, in connection with certain actions to be taken by the written consent by the majority shareholders of Famous Fixins, dated March 10, 2003.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS March 18, 2002.

We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on April 8, 2003.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

     1. amendment of our certificate of incorporation to change the Company name from Famous Fixins, Inc. to Warning Model Management, Inc., and concurrently to change the Company's OTCBB trading symbol.

     2. amendment of our Certificate of Incorporation to increase the authorized number of shares of our common stock from 200,000,000 to 800,000,000.

     3. the ratification of the appointment of Pohl, McNabola & Berg, LLP as our independent accountants for the current fiscal year.


Shareholders of record at the close of business on March 10, 2003 are entitled to notice of the action to be effective on or about April 10, 2003. As of the record date, our authorized capitalization consisted of 200,000,000 shares of common stock, par value $0.001 per share, of which 60,673,834 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the record date have voted in favor of the foregoing actions by resolution dated March 10, 2003; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

This Information Statement will serve as written notice to shareholders pursuant to Section 615(c) of the New York Business Corporation Law.

SHAREHOLDER DISSENTER'S RIGHT OF APPRAISAL

The Business Corporation Law of New York does not provide for dissenter's rights of appraisal in connection with the proposed actions.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED IN THIS INFORMATION STATEMENT.

                               ABOUT FAMOUS FIXINS

On December 31, 2002, Famous Fixins, Inc. ("FIXN") was acquired by Warning Model Management, LLC through a reverse merger of FIXN Acquisition Sub, Inc., a subsidiary of FIXN. Warning Model Management, LLC was established in September 1998 and is one of the larger modeling agencies in the United States, providing high-quality fashion oriented models to both the fashion industry as well as retailing and advertising sectors. Warning Model Management is located in Los Angeles, California and provides modeling services worldwide.

                                 STOCK OWNERSHIP

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of March 10, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o Famous Fixins, Inc., 1325 Howard Ave. #422, Burlingame, California 94010.


Name and Address                      Number of Shares      Percent Owned (1)
of Beneficial Owner                                             Class
-----------------------------------  -------------------    --------------
Steve Chamberlin                            9,725,462         16.0%
Managing Member of Warning
Model Management, LLC

George Furla                               12,156,827         20.0%
Member of Warning Model Management

Jeffrey Wong                                2,431,366          4.0%
Member of Warning Model Management

Peter Benz                                  5,000,000          8.2%

Howard Schraub                              5,000,000          8.2%

Mercator Momentum Fund, L.P.                5,000,000          8.2%
-----------------------------------  -------------------    --------------


(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares of 60,673,834 and the total number of shares owned by each person is calculated as of March 3, 2003.

BOARD COMMITTEES

The Board of Directors does not currently maintain an Audit Committee or a Compensation Committee, but plans to appoint an Audit Committee and a Compensation Committee in the near future. During the fiscal year ended December 31, 2002, the Board of Directors held one meeting.

COMPENSATION OF DIRECTORS

The Company's Directors are not currently compensated for attendance at Board of Directors meetings.


EXECUTIVE COMPENSATION

         The following table lists the names and ages of the executive officers and directors of the Company and the Subsidiary. The directors were elected on February 28, 2002 and will continue to serve until the next annual shareholders meeting or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

Name                  Age           Position With the Company
---------             ---           -------------------------------------
Michael Rudolph        52           President, Chief Executive Officer,
                                    President and Chairman

Steven Chamberlin      40           Managing Member of Warning Model
                                    Management

------------

Michael Rudolph:     Michael Rudolph was appointed Director and Chief Executive
Officer of Famous Fixins, Inc. on June 13, 2002. In 1995 Mr. Rudolph founded The Edgehill Group, Inc., a financial advisory and consulting practice which specializes in business strategy development and merger/acquisition evaluation. In addition, in 2001 Mr. Rudolph founded and is the Managing Member of Viking Asset Management, LLC, an investment advisor registered under the California Corporate Securities Laws. Mr. Rudolph was within Charles Schwab's Institutional Trading Division from 1989 through 1995 where he was responsible for all non-trading activities. Prior to this, Mr. Rudolph held senior management positions at Bank of America, Wells Fargo Bank, and Crocker National Bank. Mr. Rudolph has qualified for registration with the National Association of Securities Dealers as an Investment Advisor. He received his BS degree in Biochemistry from Purdue University and has an MBA from Washington University, St. Louis.


Steven Chamberlin:    Stephen Chamberlin was appointed Director of Famous Fixins on January 29, 2003.  Mr. Chamberlin founded and has been the Managing Partner
of Warning Model Management, LLC. ("WMM") since 1998.   Mr. Chamberlin co
founded and ran NY Models from 1996 through 1998 and prior to that he was
involved in the development and administration of LA Models.   Mr. Chamberlin
was involved as a founder or senior manager in various modeling agencies since 1979. In 1984, Mr. Chamberlin earned a Bachelor of Law from the University of New South Wales in Sidney Australia.


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
                                       SUMMARY  COMPENSATION  TABLE

                                                               LONG-TERM COMPENSATION
                                                          ------------------------------
                                ANNUAL  COMPENSATION              AWARDS        PAYOUTS
                          ------------------------------  --------------------- --------
NAME AND                                                 RESTRICTED SECURITIES
PRINCIPAL                                 OTHER ANNUAL     STOCK    UNDERLYING   LTIP    ALL OTHER
POSITION            YEAR  SALARY   BONUS COMPENSATION(1)  AWARD(S)  OPTIONS(#)  PAYOUTS COMPENSATION
------------------- ----  ------   ----- --------------- ---------- ----------- ------- ------------
Michael Rudolph     2002  $0          0       0              0         0           0          0
  CEO

Steven Chamberlin   2002  $50,000     0       0              0         0            0          0
 Managing Member    2001  $25,750     0       0              0         0            0          0
  Warning Model     2000  $0          0       0              0         0            0          0
   Management, LLC

OPTIONS GRANTED IN LAST FISCAL YEAR

No options to purchase Common Stock of the Company have been granted to the Company's executive officers.


FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

No options to purchase Common Stock of the Company have been granted to the Company's executive officers.


EMPLOYEE COMPENSATION

We do not yet have a compensation committee that approves or offers recommendations on compensation for our employees.

LEGAL PROCEEDINGS

None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

PROPOSAL I

          ACTION TO CHANGE THE COMPANY NAME FROM FAMOUS FIXINS, INC. TO WARNING MODEL MANAGEMENT, INC. AND CONCURRENTLY TO CHANGE THE COMPANY'S OTCBB TRADING SYMBOL.

The holders of a majority of the shares of our outstanding common stock approved in writing an amendment to our Certificate of Incorporation to change the company name from Famous Fixins, Inc. to Warning Model Management, Inc. and concurrently to change the Company's OTCBB trading symbol. The Company's new Symbol will be determined at the time the name change becomes affective. The name change action was taken to reflect the Company's new business which was a result of the acquisition of FIXN Acquisition Sub, Inc., by Warning Model Management, LLC.

PROPOSAL II

                ACTION FOR INCREASING NUMBER OF AUTHORIZED SHARES

The holders of a majority of the shares of our outstanding common stock approved in writing an amendment to our Certificate of Incorporation to increase our authorized capital from 200,000,000 shares to 800,000,000 shares.

The increase in authorized capital was approved by shareholders who deemed it advisable and in the company's best interests for reasons including the following

    o to have available additional authorized shares of our common stock in an amount adequate to provide for our future needs.
    o we may have future opportunities to engage in a private offering of our securities in order to raise additional capital and carry out our business objectives, however, our existing Certificate of Incorporation does not authorize a sufficient number of shares of common stock to close any such offering.

In addition to any proposed private offering, we may from time to time consider acquisitions or other transactions which may require further issuance of shares of our common stock. Currently, there are no definitive agreements respecting any merger or consolidation with or acquisition of another business, however, a majority in interest of the shareholders believes that the increase in the number of authorized shares of common stock is in our best interest and that of our shareholders because additional shares of common stock will provide us with the ability to raise additional capital through a private offering.

Because of the Board of Directors' discretion in connection with an issuance of additional shares of our common stock, the Board of Directors may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of us, which may make such attempts more difficult and less attractive. Any additional shares of common stock issued would have the same rights and privileges as the currently outstanding shares of common stock. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages give the Board of Directors the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of our common stock. This could have the effect of insulating existing management from removal, even if it is in the best interest of the common shareholders. Our management is not aware of any existing or threatened efforts to obtain control of Famous Fixins. The issuance of any additional shares of our common stock would also have the effect of diluting the equity interests of existing shareholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the number of shares issued.

The increase in the authorized capital shall be effective on or about April 7, 2003, twenty days after the mailing of this Information Statement, and the amendment to our Certificate of Incorporation will thereupon be filed.


PROPOSAL III

  THE APPOINTMENT OF POHL, MCNABOLA & BERG AS AUDITORS FOR FAMOUS FIXINS, INC.


     The Board of Directors of the Company has selected Pohl, McNabola & Berg, LLP to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2002. Pohl, McNabola & Berg, LLP has served in this capacity since September, 2002.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

A Form 8-K was filed on February 26, 2003, and subsequently amended on March 3, 2002, respectively, reporting a change in accounting firms.

On January 31, 2003, the Famous Fixins, Inc. changed its principal independent accountants from Freeman & Davis LLP, 225 West 34th Street, Suite 320, New York, NY 10122 to Pohl, McNabola, Berg & Co., LLP, 50 Francisco Street, Suite 120, San Francisco, CA, 94133. Freeman & Davis LLP was dismissed and the decision to change accountants was approved by the Board of Directors and audit committee.

The reports of Freeman & Davis LLP on the financial statements for the past two years ended December 31, 2001 and 2000 and the current year through the third quarter ended September 30, 2002, and through the date of dismissal of January 31, 2003, contained no adverse opinions or disclaimers or were qualified as to audit review scope, or accounting principles, except that a going concern uncertainty was included in such reports.

During the Famous Fixins, Inc.'s past two years ended December 31, 2001 and 2000 and the current year through the third quarter ended September 30, 2002, and through the date of dismissal of January 31, 2002, there were no disagreements with Freeman & Davis LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing review scope or procedures, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

During the Famous Fixins, Inc.'s two most recent fiscal years ended December 31, 2001 and 2000 and the current year through the third quarter ended September 30, 2002, and through the date of dismissal of January 31, 2003, the Famous Fixins, Inc. did not consult with Pohl, McNabola, Berg & Co., LLP regarding any of the matters or events set forth in Item 304 (a)(2) of Regulations S-B.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

ADDITIONAL INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                    By Order of the Board of Directors

                                    /s/ Michael Rudolph
                                       ----------------
                                        Michael Rudolph, Chief Executive
                                        Officer and Director

March 21, 2003
Burlingame, California